UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 10, 2014
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY		14210
(Address of Principal Executive Offices)		(Zip Code)
(716) 819-5500
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2014, First Niagara Financial Group, Inc. (“FNFG” or “the Company”) announced the promotion of Julie Signorille, Managing Director of Operations, and Inder Koul, Chief Information Officer, to the Executive Vice President role and the Company’s executive management team, effective immediately. In connection with this promotion, both Ms. Signorille and Mr. Koul are now eligible for benefits under the following executive plans: (i) FNFG Executive Annual Incentive Plan, which was filed with the Proxy Statement for the 2012 Annual Meeting of Stockholders on March 15, 2012, and (ii) Amended and Restated Executive Severance Plan, which was effective as of December 19, 2013, and filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 19, 2013 (“Executive Severance Plan”), as well as receive Change in Control Agreements. Copies of the Company’s Change in Control Agreements with Mr. Koul and Ms. Signorille will be filed with the Company’s Annual Report.

The Company also announced the elimination of the Chief Banking Officer role, and has initiated a search for an Executive Vice President of Commercial Financial Services. Daniel E. Cantara, III, Senior Executive Vice President and Chief Banking Officer, will be leaving the Company effective no later than February 28, 2014.

Following his departure, pursuant to the Company’s Executive Severance Plan, Mr. Cantara will be entitled to receive enhanced severance benefits consisting of approximately $1.5 million, paid over an eighteen month period, together with reimbursement of up to $10,000 in costs associated with outplacement services. Under the Executive Severance Plan, and as a condition to his receipt of the severance benefits described above, Mr. Cantara will be required to enter into a Separation, Waiver and Release Agreement with the Company. The Executive Severance Plan also provides that in exchange for receiving payments under the Executive Severance Plan, Mr. Cantara will be subject to non-solicitation and non-competition restrictive covenants for a period of twelve months, as well as perpetual confidentiality and non-disparagement restrictions.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: January 10, 2014	By:/s/ GREGORY W. NORWOOD
Gregory W. Norwood
Chief Financial Officer
(Duly authorized representative)